Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the U.S. Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other reporting persons on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the shares of common stock, par value $0.001 per share, of Enviva Inc., a Delaware corporation and the limited liability company interests of its successor, Enviva, LLC, a Delaware limited liability company, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of December 13, 2024.

Dated: December 13, 2024	AIPCF VIII (Cayman), Ltd.

	By:	/s/ Stan Edme
	Name:	Stan Edme
	Title:	Vice President

Dated: December 13, 2024	AIPCF VIII (Cayman), L.P.
By: AIPCF VIII (Cayman), Ltd., its general partner

	By:	/s/ Stan Edme
	Name:	Stan Edme
	Title:	Vice President

Dated: December 13, 2024	A-ENV Funding LP
By: A-ENV Funding GP, LLC, its general partner

	By:	/s/ Stan Edme
	Name:	Stan Edme
	Title:	Vice President

Dated: December 13, 2024	A-ENV Funding GP, LLC

	By:	/s/ Stan Edme
	Name:	Stan Edme
	Title:	Vice President

Dated: December 13, 2024	AIPCF VIII Global Corp Holding LP
By: AIPCF VIII (Cayman), L.P., its general partner
By: AIPCF VIII (Cayman), Ltd., its general partner

	By:	/s/ Stan Edme
	Name:	Stan Edme
	Title:	Vice President

Dated: December 13, 2024	Lightship Capital III LP
By: Lightship Capital III GP, LLC, its general partner

	By:	/s/ Stan Edme
	Name:	Stan Edme
	Title:	Vice President

Dated: December 13, 2024	Lightship Capital III GP, LLC

	By:	/s/ Stan Edme
	Name:	Stan Edme
	Title:	Vice President

Dated: December 13, 2024	AIPCF VIII Credit Opportunity Holding LP
By: AIPCF VIII (Cayman), L.P., its general partner
By: AIPCF VIII (Cayman), Ltd., its general partner

	By:	/s/ Stan Edme
	Name:	Stan Edme
	Title:	Vice President